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                                                                  EXHIBIT 10.1.7

                                                                  EXECUTION COPY

                                 AMENDMENT NO. 7
                                       TO
                           THIRD AMENDED AND RESTATED
                       CREDIT AND REIMBURSEMENT AGREEMENT

              AMENDMENT No. 7 dated as of February 16, 2000 among ORBITAL SCIENCES CORPORATION (the "COMPANY"), the BANKS listed on the signature pages hereof and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "ADMINISTRATIVE AGENT") and as Collateral Agent (the "COLLATERAL AGENT").

                                  WITNESSETH:

              WHEREAS, the parties hereto have heretofore entered into a Third Amended and Restated Credit and Reimbursement Agreement dated as of December 21, 1998 (as amended from time to time, the "CREDIT AGREEMENT"); and

              WHEREAS, the Company has asked the Banks to waive compliance by the Company with certain covenants set forth in the Credit Agreement for the period from and including the Amendment No. 7 Effective Date (as defined in the Credit Agreement as amended hereby) to and including April 30, 2000 (the "WAIVER PERIOD"), and the Banks are willing to do so, subject to the terms and conditions set forth herein; and

              WHEREAS, the Company has entered into an Omnibus Agreement dated as of January 1, 2000 with OCC, Teleglobe Inc., Teleglobe Mobile Partners and ORBCOMM Global, a copy of which has been delivered to each of the Banks prior to the date hereof; and

              WHEREAS, the Company has asked the Banks to amend certain covenants set forth in the Credit Agreement in order to permit the Company to consummate the transactions contemplated by such Agreement;

              NOW, THEREFORE, the parties hereto agree as follows:

       SECTION 1. Definition; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to



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"hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the Amendment No. 7 Effective Date (as defined in Section 14 below) refer to the Credit Agreement as amended hereby.

       SECTION 2. Additional Definitions. Section 1.01 of the Credit Agreement is amended by adding therein the following definitions in alphabetical order:

              "AMENDMENT NO. 7 EFFECTIVE DATE" means the date of effectiveness of Amendment No. 7 to this Agreement.

              "GEMTRACK BUSINESS" means all of the assets of the Company relating to the business of, among other things, developing, designing, manufacturing, marketing and selling to commercial customers automated tracking and cargo status data systems of unpowered mobile assets such as truck trailers, railcars, and containers, such assets being set forth on Schedule IV.

              "ORBCOMM OMNIBUS AGREEMENT" means the Agreement entered into as of January 1, 2000, by and among the Company, OCC, Teleglobe Inc., Teleglobe Mobile Partners and ORBCOMM Global.

              "ORBCOMM PROCUREMENT AGREEMENTS" means the ORBCOMM System Procurement Agreement dated as of September 12, 1995 (as amended), and the ORBCOMM Procurement Agreement dated as of February 1, 1999 (as amended), each between ORBCOMM Global and the Company.

              "ORBCOMM PROCUREMENT RECEIVABLES" means Receivables of the Company with respect to which ORBCOMM Global is the account debtor in an aggregate amount equal to $66,163,290.44 outstanding as of July 1999, under the ORBCOMM Procurement Agreements.

       SECTION 3. Waiver of Compliance with Certain Covenants. (a) The Banks waive (i) compliance by the Company with the provisions of Section 5.08 of the Credit Agreement and (ii) any Default arising under Section 6.01(c) of the Credit Agreement by reason of such noncompliance; provided that the waivers granted pursuant to this Section shall be effective only so long as Consolidated Net Worth at the last day of any fiscal quarter ended during the Waiver Period will not be less than (i) $365,000,000 plus (ii) 50% of Consolidated Net Income for each fiscal quarter of the Company ended on or after September 30, 1999, for which Consolidated Net Income is positive (but with no deduction on account of any fiscal quarter for which Consolidated Net Income is negative) plus (iii) 100% of the aggregate amount by which Consolidated Net Worth shall have been



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increased by reason of the issuance and sale after September 30, 1999 and on or prior to such date of any capital stock or the conversion or exchange of any Debt of the Company into or with capital stock of the Company consummated after September 30, 1999 and on or prior to such day.

       (b) The Banks waive (i) compliance by the Company with the provisions of
Section 5.09 of the Credit Agreement and (ii) any Default arising under Section 6.01(c) of the Credit Agreement by reason of such noncompliance; provided that the waivers granted pursuant to this Section 3(b) shall be effective only so long as the Leverage Ratio will at no time during the Waiver Period exceed 5.00:1.

       (c) The Banks waive (i) compliance by the Company with the provisions of
Section 5.10 of the Credit Agreement and (ii) any Default arising under Section 6.01(c) of the Credit Agreement by reason of such noncompliance; provided that the waivers granted pursuant to this Section 3(c) shall be effective only so long as the ratio of Earnings Available for Fixed Charges to Consolidated Fixed Charges, on the last day of any fiscal quarter during the Waiver Period, in each case for the four consecutive fiscal quarters then ended, not be less than 1.15:1.

       (d) The Banks waive (i) compliance by the Company with the provisions of
Section 5.17 of the Credit Agreement and (ii) any Default arising under Section 6.01(c) of the Credit Agreement by reason of such noncompliance; provided that the waivers granted pursuant to this Section 3(d) shall be effective only so long as the Total Debt of all of the Company's Subsidiaries (excluding (i) Loans and Letter of Credit Liabilities hereunder, (ii) Debt of a Subsidiary to the Company or to a Wholly-Owned Subsidiary of the Company and (iii) Debt consisting of performance bonds and letters of credit issued for the account of MDA in an aggregate amount not in excess of $48,000,000 to support certain contractual obligations, including obligations in an aggregate amount of approximately $20,000,000 for construction of the Radarsat 2 satellite, of approximately $8,000,000 under a contract with respect to a Malaysian ground station, of approximately $3,000,000 under a contract with respect to a Taiwanese ground station and of approximately $17,000,000 with respect to miscellaneous performance bonds) will at no time during the Waiver Period exceed 90% of Consolidated Tangible Net Worth.

       (e) Each of the waivers granted pursuant to subsections (a), (b), (c) and
(d) above shall expire on the earlier of (i) close of business (New York City time) on the last day of the Waiver Period and (ii) the first date on which the Company shall, or shall permit any other Borrower to, breach any of its obligations set forth in Section 7.

       (f) Except as provided in subsections (a), (b), (c) and (d) above, this
Section 3 shall not operate as a waiver of any right, remedy, power or privilege of



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the Banks under any Financing Document or of any other term or condition of any
Financing Document.

       SECTION 4. Additional Permitted Investments. Section 5.07 of the Credit Agreement is amended by (i) deleting the "and" at the end of clause (n) thereof,
(ii) renumbering clause (o) thereof as clause (p) and substituting a reference to "clause (p)" for the reference to "clause (o)" contained therein and (iii) adding a new clause (o) immediately after clause (n) thereof, to read in its entirety as follows:

              (o) Investments in ORBCOMM Global made pursuant to the ORBCOMM Omnibus Agreement as in effect on the Amendment No. 7 Effective Date and consisting solely of (i) the GEMtrack Business, but only to the extent that the book value of the GEMtrack Business at the time such Investment is made does not exceed $5,000,000 (and the Company acknowledges that the provisions of Section 2.10(d) shall apply to any Net Cash Proceeds resulting from such Investment and such Net Cash Proceeds shall be applied in accordance therewith) and (ii) the conversion of certain ORBCOMM Procurement Receivables in an aggregate amount not in excess of $33,081,645.22 into equity interests in ORBCOMM Global; and

       SECTION 5. Additional Covenant to Limit Consolidated Capital Expenditures. Section 5.20 of the Credit Agreement is hereby amended to read in its entirety as follows:

                     SECTION 5.20. Consolidated Capital Expenditure. At any date the aggregate amount of Consolidated Capital Expenditures for the period from and including December 1, 1999 to and including such date, will not exceed $26,000,000.

              SECTION 6. Waiver and Amendment of Bankers Meeting. (i) The Banks waive any Default arising under Section 6.01(c) of the Credit Agreement due to noncompliance by the Company with Section 5.21 thereof on or prior to Amendment No. 7 Effective Date.

       (ii) Section 5.21 of the Credit Agreement is hereby amended to read in its entirety as follows:

       SECTION 5.21 2000 Bankers Meeting. The Company shall:

              (a) On or prior to March 10, 2000, host a tele-conference, at which the Company shall (i) discuss with the Banks its detailed strategic


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       initiatives for fiscal year 2000 and (ii) provide the Banks in reasonable detail information regarding such strategic initiatives, as well as any other information regarding the Company and its Subsidiaries as any Bank may reasonably request.

              (b) On or prior to April 13, 2000 (i) host a bankers meeting, at which meeting the senior management of the Company shall present in reasonable detail the financial condition, results of operation, current status of business and affairs of the Company and the business plan, budget and projections of the Company for the period from and including January 1, 2000 to and including the Termination Date, and (ii) provide the Banks in reasonable detail information regarding the financial condition, business plans and projections of the Company and its Subsidiaries, as well as any other information regarding the Company and its Subsidiaries as any Bank may reasonably request.

              (c) At least three Domestic Business Days prior to the date of the bankers' meeting referred to in subsection (b) (but in any event no later than April 10, 2000), deliver to each of the Lenders the business plan of the Company which plan shall include the information set forth in clause
       (i) of subsection (b) of this Section.

       SECTION 7. Limitation on New Extensions of Credit. The Company agrees that neither Company nor any other Borrower shall deliver a Notice of Borrowing under the Credit Agreement or a request for issuance of a Letter of Credit under the Credit Agreement or otherwise request any Bank (including the LC Bank) to extend any credit to the Company or any other Borrower under the Credit Agreement, and that, notwithstanding any provision of the Credit Agreement (including Sections 2.01, 2.03 and 3.02), on and after the date hereof, no Bank (including the LC Bank) shall be required to make any Loan, or issue or participate in any Letter of Credit (it being understood that nothing in this sentence shall be construed to prohibit the Company from delivering a Notice of Interest Rate Election with respect to any Loan outstanding prior to the Amendment No. 6 Effective Date and continuing or converting such Loan on the terms set forth in such Notice of Interest Rate Election).

       SECTION 8. Amendment to Pricing Schedule. The Pricing Schedule to the Credit Agreement is amended by substituting the date "April 30, 2000" for the date "February 22, 2000" set forth in paragraph immediately after the table set forth therein.

       SECTION 9. Addition of Schedule IV. A new Schedule IV is added to the Credit Agreement to read in its entirety as set forth on Schedule I hereto.


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       SECTION 10. Consent to New Lockbox Arrangements. The Banks hereby consent to the Company changing its present lockbox account with the Designated Lockbox Bank to a new interest bearing lockbox account ("NEW LOCKBOX ACCOUNT") with the Designated Lockbox Bank (as defined in the Company Security Agreement); provided that the New Lockbox Account shall be subject to the provisions of the Company Security Agreement and a Lockbox Letter substantially in the form Exhibit G thereto.

       SECTION 11. Ratification of Certain Agreements. The Banks hereby acknowledge and ratify the terms of (i) the Second Amended and Restated Security Agreement dated as of June 30, 1992, amended and restated as of August 5, 1997 and further amended and restated as of November 30, 1999 among the Company, each of the Subsidiaries party thereto, the Collateral Agent and Bank of America, N.A., as Designated Lockbox Bank (the "COMPANY SECURITY AGREEMENT"), (ii) the Pledge Agreement dated as of November 30, 1999 among the Company, each of the Subsidiaries party thereto and the Collateral Agent, (iii) the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement dated as of January 21, 2000 between the Company and Walker Title & Escrow Company, Inc. for the benefit of the Collateral Agent, and (iv) the Intercreditor Agreement dated as of January 31, 2000 between the Administrative Agent and The Northwestern Mutual Life Insurance Company.

       SECTION 12. Release of Liens. (a) The Banks hereby agree that:

       (i) upon the making of the Investment described in clause (i) of Section 5.07(o) of the Credit Agreement (as amended hereby), the Lien created under the Company Security Agreement on Collateral consisting solely of the GEMtrak Business (as defined in the Credit Agreement as amended hereby) and any Proceeds (as defined in the Company Security Agreement) thereof consisting of equity interests in ORBCOMM Global (but not any other Proceeds) shall be released; and

       (ii) upon the making of the Investment described in clause (ii) of
Section 5.07(o) of the Credit Agreement (as amended hereby), the Lien created under the Company Security Agreement on Collateral consisting solely of the ORBCOMM Procurement Receivables (as defined in the Credit Agreement as amended hereby) and Proceeds thereof consisting of equity interests in ORBCOMM Global (but not any other Proceeds) shall be released.

       (b) The Banks hereby acknowledge and agree that the Collateral Agent may execute and deliver UCC-3 termination statements and such other releases, assignments and instruments as may be necessary or desirable to evidence the release of Liens described in subclauses (i) and (ii) of clause (a) of this
Section 9.


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       SECTION 13. New York Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

       SECTION 14. Counterparts, Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective on the date (the "AMENDMENT NO. 7 EFFECTIVE DATE") on which the Administrative Agent shall have received duly executed counterparts hereof signed by the Company and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).



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       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                     ORBITAL SCIENCES CORPORATION

                                     By
                                       ---------------------------------
                                     Name:
                                     Title:

                                     MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK

                                     By
                                       ---------------------------------
                                     Name:
                                     Title:

                                     THE BANK OF NOVA SCOTIA

                                     By
                                       ---------------------------------
                                     Name:
                                     Title:

                                     BANK OF AMERICA, N.A., f/k/a
                                         NATIONSBANK, N.A.

                                     By
                                       ---------------------------------
                                     Name:
                                     Title:



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                                     FIRST UNION COMMERCIAL CORPORATION

                                     By
                                       ---------------------------------
                                     Name:
                                     Title:

                                     DEUTSCHE BANK AG, NEW YORK
                                         AND/OR CAYMAN ISLAND BRANCHES

                                     By
                                       ---------------------------------
                                     Name:
                                     Title:

                                     By
                                       ---------------------------------
                                     Name:
                                     Title:

                                     KEYBANK NATIONAL ASSOCIATION

                                     By
                                       ---------------------------------
                                     Name:
                                     Title:

                                     BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                                     By
                                       ---------------------------------
                                     Name:
                                     Title:



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




                                     WACHOVIA BANK, N.A.

                                     By
                                       ---------------------------------
                                     Name:
                                     Title:

                                     CHEVY CHASE BANK

                                     By
                                       ---------------------------------
                                     Name:
                                     Title:

                                     MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK, as Administrative Agent
                                         and as Collateral Agent

                                     By
                                       ---------------------------------
                                     Name:
                                     Title:



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                                   SCHEDULE I

                          Orbital Sciences Corporation
          GemTrak Product Line of Electronics and Sensors Systems Group
                                  Balance Sheet
                             As of December 31, 1999
                                   (Unaudited)

ASSETS                                                              LIABILITIES AND EQUITY
Current assets:

 Billed receivables                  $       420,951      Current liabilities            $            -

 Unbilled receivables                         79,841

 Work in process inventory
                                           1,767,135
                                     ---------------

 Total current assets                      2,267,567

                                                          Non-current liabilities        $            -

Capitalized development
costs, net of accumulated
amortization of $76,229                    2,294,915

Intangible asset - patent                                 Equity and advances
                                              63,947      from Orbital                        4,626,429
                                     ---------------                                     --------------

       Total assets                  $     4,626,429             Total liabilities       $    4,626,429
                                     ===============             and equity              ==============


Notes:

(1)    This balance sheet is preliminary and may be subject to final adjustment.

(2) Effective March 30, 1999, the operations of GemTrak were merged into Vantage Tracking Solutions, a business unit of ORBCOMM Global, L.P.

(3) The receivables primarily relate to payroll costs for GemTrak employees ESSG continued to carry these employees until they were transferred to ORBCOMM on July 5, 1999.



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